EXHIBIT 77Q1(e)

             AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of April 30, 2001 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend and restate Section 5 of the Agreement to read as follows:

       5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

              For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series Fund shall pay to JHLICO a fee, which fee shall, with respect to each Fund, be at the effective rate of:

              (a)    For the Health Sciences Fund:
                     -----------------------------
                     (i) 1.00% on an annual basis on the first $250,000,000 of the Current Net Assets of such Fund; and
                     (ii) 0.95% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $250,000,000.

              (b)    RESERVED

              The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month. In the case of termination of this Agreement with respect to any Fund during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

              "Current Net Assets" of any Fund for purposes of computing the amount of advisory fee accrued for any day shall mean that Fund's net assets for the most recent preceding day for which that Fund's net assets were computed.

              For any fiscal year in which the normal operating costs and expenses of any Fund of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHLICO, exceed 0.10% of that Fund's average daily net assets, JHLICO will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series Fund's fiscal year, JHLICO shall pay any Fund of Series Fund the amount by which such expenses incurred by that Fund prior to the date of termination exceeds a pro rata portion of the expense limitation. Effective June 1, 2003, any fees pursuant to a plan adopted by the Trust under Rule 12b-1 ("Rule 12b-1 fees") under the 1940 Act that are chargeable to any class of a Fund's (Portfolio's) shares shall be excluded from the expenses that are reimbursable pursuant to this paragraph.

              Notwithstanding anything stated above to the contrary, JHLICO shall have no obligation hereunder to reimburse the Health Sciences Fund on and after May 1, 2004 for any normal operating costs and expenses directly incurred by, or allocated to, that Fund.

2. All other terms and provisions of the Agreement, as previously amended, shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                   JOHN HANCOCK VARIABLE SERIES TRUST I


/s/ Arnold R. Bergman                     By:  /s/ Michele G. Van Leer
                                                 Michele G. Van Leer
                                          Title: Chairman & CEO

ATTEST:                                   JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                     By:  /s/ Michele G. Van Leer
                                                 Michele G. Van Leer
                                          Title:  Senior Vice President

                                                                 EXHIBIT 77Q1(e)

             AMENDMENT NO. 9 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of March 14, 1996 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend and restate Section 5 of the Agreement to read as follows:

       5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

              For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHLICO a fee, which fee shall, with respect to each Portfolio ("Fund"), be at the effective rate of:

       (a)    For the Small Cap Growth Fund (formerly "Small Cap Growth
              ---------------------------------------------------------
              Portfolio"):
              ------------
              (i) 1.05% on an annual basis on the first $100,000,000 of the Current Net Assets of such Fund; and
              (ii) 1.00% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (b)    For the Earnings Growth Fund (formerly "Multi Cap Growth Fund" and
              ------------------------------------------------------------------
              "Mid Cap Growth Portfolio"):
              ----------------------------
              (i) 1.00% on an annual basis on the first $100,000,000 of the Current Net Assets of such Fund; and
              (ii) 0.90% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (c)    For the Small Cap Emerging Growth Fund (formerly "Small Cap Equity
              ------------------------------------------------------------------
              Fund" and "Small Cap Value Portfolio"):
              ---------------------------------------
              (i) 1.05% on an annual basis on the first $100,000,000 of the Current Net Assets of such Fund; and
              (ii) 1.00% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (d)    RESERVED

       (e)    For the Overseas Equity Fund (formerly "Global Balanced Fund" and
              -----------------------------------------------------------------
              "International Balanced Portfolio"):
              ------------------------------------
              (i) 1.30% on an annual basis on the first $20,000,000 of the Current Net Assets of such Fund;
              (ii) 1.15% on an annual basis on the next $30,000,000 of the Current Net Assets of such Fund; and
              (iii) 1.05% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $50,000,000.

       (f)    For the Overseas Equity B Fund (formerly "International
              -------------------------------------------------------
              Opportunities Portfolio"):
              --------------------------
              (i) 1.30% on an annual basis on the first $20,000,000 of the Current Net Assets of such Fund;
              (ii) 1.15% on an annual basis on the next $30,000,000 of the Current Net Assets of such Fund; and
              (iii) 1.05% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $50,000,000.

       (g)    For the Large Cap Value B Fund (formerly "Large Cap Value
              ---------------------------------------------------------
              Portfolio"):
              ------------
              (i) 0.75% on an annual basis on the Current Net Assets of such Fund.

       (h)    For the Global Bond Fund (formerly "Strategic Bond Portfolio"):
              ---------------------------------------------------------------
              (i) 0.85% on an annual basis on the first $150,000,000 of the Current Net Assets of such Fund;
              (ii) 0.80% on an annual basis on the next $150,000,000 of the Current Net Assets of such Fund;
              (iii) 0.75% on an annual basis on the next $200,000,000 of the Current Net Assets of such Fund; and
              (iv) 0.70% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $500,000,000.

       (i)    For the Equity Index Fund (formerly "Equity Index Portfolio"):
              --------------------------------------------------------------
              (i) 0.15% on an annual basis on the first $75,000,000 of the Current Net Assets of such Fund;
              (ii) 0.14% on an annual basis on the next $50,000,000 of the Current Net Assets of such Fund; and
              (iii) 0.13% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $125,000,000.

       The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

       In the case of termination of this Agreement with respect to any Fund during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

       "Current Net Assets" of any Fund for purposes of computing the amount of advisory fee accrued for any day shall mean that Fund's net assets for the most recent preceding day for which that Fund's net assets were computed.

       For any fiscal year in which the normal operating costs and expenses of any Fund of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHLICO exceed 0.10% of that Fund's average daily net assets, JHLICO will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHLICO shall pay any Fund of Series the amount by which such expenses incurred by that Fund prior to the date of termination exceeds a pro rata portion of the expense limitation. Effective June 1, 2003, any fees pursuant to a plan adopted by the Trust under Rule 12b-1 ("Rule 12b-1 fees") under the

       1940 Act that are chargeable to any class of a Fund's (Portfolio's) shares shall be excluded from the expenses that are reimbursable pursuant to this paragraph.

       Notwithstanding anything stated above to the contrary, JHLICO shall have no obligation hereunder to reimburse any of the following Funds on and after May 1, 2004 for any normal operating costs and expenses directly incurred by, or allocated to, that Fund: Overseas Equity Fund, Overseas Equity B Fund, and Global Bond Fund.

3. All other terms and provisions of the Agreement, as previously amended, shall remain unchanged and in full force and effect, including but not limited to, replacement of the phrase "John Hancock Mutual Life Insurance Company" with the phrase "John Hancock Life Insurance Company" and replacement of the phrase "JHMLICO" with the phrase "JHLICO" wherever shown in the Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                 JOHN HANCOCK VARIABLE SERIES TRUST I


/s/ Arnold R. Bergman                   By:  /s/ Michele G. Van Leer
                                               Michele G. Van Leer
                                        Title: Chairman & CEO

ATTEST:                                 JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                   By:  /s/ Michele G. Van Leer
                                                Michele G. Van Leer
                                        Title:  Senior Vice President

                                                                 EXHIBIT 77Q1(e)

             AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of April 30, 2001 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend Schedule I to the Agreement to read as follows:

                                   SCHEDULE I
                             (Effective May 1, 2004)

--------------------------------------------------------------------------------
        MID CAP VALUE FUND
CURRENT NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
     On the first $100,000,000              105 basis points (1.05%) per annum
--------------------------------------------------------------------------------
   On amounts over $100,000,000             100 basis points (1.00%) per annum
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      TOTAL RETURN BOND FUND
CURRENT NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
     On the first 250,000,000               70 basis points (0.70%) per annum
--------------------------------------------------------------------------------
     On the next $250,000,000               68 basis points (0.68%) per annum
--------------------------------------------------------------------------------
   On amounts over $500,000,000             65 basis points (0.65%) per annum
--------------------------------------------------------------------------------
       FINANCIAL INDUSTRIES
CURRENT NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
          All net assets                    80 basis points (0.80%) per annum
--------------------------------------------------------------------------------






IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                   JOHN HANCOCK VARIABLE SERIES TRUST I


/s/ Arnold R. Bergman                     By:  /s/ Michele G. Van Leer
                                                  Michele G. Van Leer
                                          Title: Chairman & CEO

ATTEST:                                   JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                     By: /s/ Michele G. Van Leer
                                                Michele G. Van Leer
                                          Title:  Senior Vice President

                                                                 EXHIBIT 77Q1(e)


             AMENDMENT NO. 5 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of April 12, 1988 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend and restate Section 5 of the Agreement to read as follows:

       5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

              For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHLICO a fee, which fee shall, with respect to each Portfolio ("Fund"), be at the effective rate of:

       (a)    For the Real Estate Equity Fund (formerly "Real Estate
              ------------------------------------------------------
              Portfolio"):
              ------------
              (i) 1.10% on an annual basis on the first $50,000,000 of the Current Net Assets of such Fund;
              (ii) 1.00% on an annual basis on the next $50,000,000 of the Current Net Assets of such Fund;
              (iii) 0.90% on an annual basis on the next $100,000,000 of the Current Net Assets of such Fund; and
              (iv) 0.80% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $200,000,000.

       (b)    For the International Equity Index Fund (formerly "International
              ----------------------------------------------------------------
              Equities Portfolio," "International Portfolio" and "Global
              ----------------------------------------------------------
              Portfolio"):
              ------------
              (i) 1.30% on an annual basis on the first $20,000,000 of the Current Net Assets of such Fund;
              (ii) 1.15% on an annual basis on the next $30,000,000 of the Current Net Assets of such Fund; and
              (iii) 1.05% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $50,000,000.

       The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

       In the case of termination of this Agreement with respect to any Fund during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

       "Current Net Assets" of any Fund for purposes of computing the amount of advisory fee accrued for any day shall mean that Fund's net assets for the most recent preceding day for which that Fund's net assets were computed.

       For any fiscal year in which the normal operating costs and expenses of any Fund of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHLICO exceed 0.10% of that Fund's average daily net assets, JHLICO will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHLICO shall pay any Fund of Series the amount by which such expenses incurred by that Fund prior to the date of termination exceeds a pro rata portion of the expense limitation. Effective June 1, 2003, any fees pursuant to a plan adopted by the Trust under Rule 12b-1 ("Rule 12b-1 fees") under the 1940 Act that are chargeable to any class of a Fund's (Portfolio's) shares shall be excluded from the expenses that are reimbursable pursuant to this paragraph.

       Notwithstanding anything stated above to the contrary, JHLICO shall have no obligation hereunder to reimburse the International Equity Index Fund on and after May 1, 2004 for any normal operating costs and expenses directly incurred by, or allocated to, that Fund.

4. All other terms and provisions of the Agreement, as previously amended, shall remain unchanged and in full force and effect, including but not limited to, replacement of the phrase "John Hancock Mutual Life Insurance Company" with the phrase "John Hancock Life Insurance Company" and replacement of the phrase "JHMLICO" with the phrase "JHLICO" wherever shown in the Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                    JOHN HANCOCK VARIABLE SERIES TRUST I


/s/ Arnold R. Bergman                      By:  /s/ Michele G. Van Leer
                                                   Michele G. Van Leer
                                           Title: Chairman & CEO

ATTEST:                                    JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                      By:  /s/ Michele G. Van Leer
                                                  Michele G. Van Leer
                                           Title:  Senior Vice President

                                                                 EXHIBIT 77Q1(e)

             AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of April 14, 1998 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend and restate Section 5 of the Agreement to read as follows:

       5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

              For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHLICO a fee, which fee shall, with respect to each Portfolio ("Fund"), be at the effective rate of:

       (a)    For the Mid Cap Value B Fund (formerly "Small/Mid Cap CORE
              ----------------------------------------------------------
              Portfolio"):
              ------------
              (i) 1.05% on an annual basis on the first $100,000,000 of the Current Net Assets of such Fund; and
              (ii) 1.00% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (b)    For the High Yield Bond Fund (formerly "High Yield Bond
              -------------------------------------------------------
              Portfolio"):
              ------------
              (i) 0.80% on an annual basis on the first $100,000,000 of the Current Net Assets of such Fund; and
              (ii) 0.70% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (c)    For the Bond Index Fund (formerly "Bond Index Portfolio"):
              ----------------------------------------------------------
              (i) 0.15% on an annual basis of the first $100,000,000 of the current net assets of such Fund; and
              (ii) 0.13% on an annual basis of the next $150,000,000 of the current net assets of such Fund; and
              (iii) 0.11% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $250,000,000.

       (d)    RESERVED

       (e)    For the Overseas Equity C Fund (formerly "Emerging Markets Equity
              -----------------------------------------------------------------
              Portfolio"):
              ------------
              (i) 1.30% on an annual basis on the first $20,000,000 of the Current Net Assets of such Fund;
              (ii) 1.15% on an annual basis on the next $30,000,000 of the Current Net Assets of such Fund; and
              (iii) 1.05% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $50,000,000.

       The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

       In the case of termination of this Agreement with respect to any Fund during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

       "Current Net Assets" of any Fund for purposes of computing the amount of advisory fee accrued for any day shall mean that Fund's net assets for the most recent preceding day for which that Fund's net assets were computed.

       For any fiscal year in which the normal operating costs and expenses of any Fund of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHLICO exceed 0.10% of that Fund's average daily net assets, JHLICO will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHLICO shall pay any Fund of Series the amount by which such expenses incurred by that Fund prior to the date of termination exceeds a pro rata portion of the expense limitation. Effective June 1, 2003, any fees pursuant to a plan adopted by the Trust under Rule 12b-1 ("Rule 12b-1 fees") under the 1940 Act that are chargeable to any class of a Fund's (Portfolio's) shares shall be excluded from the expenses that are reimbursable pursuant to this paragraph.

       Notwithstanding anything stated above to the contrary, JHLICO shall have no obligation hereunder to reimburse the Overseas Equity C Fund on and after May 1, 2004 for any normal operating costs and expenses directly incurred by, or allocated to, that Fund.

5. All other terms and provisions of the Agreement, as previously amended, shall remain unchanged and in full force and effect, including but not limited to, replacement of the phrase "John Hancock Mutual Life Insurance Company" with the phrase "John Hancock Life Insurance Company" and replacement of the phrase "JHMLICO" with the phrase "JHLICO" wherever shown in the Agreement.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                   JOHN HANCOCK VARIABLE SERIES TRUST I


/s/Arnold R. Bergman                      By:  /s/ Michele G. Van Leer
                                                  Michele G. Van Leer
                                          Title: Chairman & CEO

ATTEST:                                   JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                     By:  /s/ Michele G. Van Leer
                                                 Michele G. Van Leer
                                          Title:  Senior Vice President

                                                                 EXHIBIT 77Q1(e)

             AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT AGREEMENT
                  BETWEEN JOHN HANCOCK VARIABLE SERIES TRUST I
                    AND JOHN HANCOCK LIFE INSURANCE COMPANY

Reference is made to that certain Investment Management Agreement dated as of July 28, 1999 and, as amended, by and between John Hancock Variable Series Trust I and John Hancock Life Insurance Company, as amended (the "Agreement").

The parties agree to amend and restate Section 5 of the Agreement to read as follows:

       5. INVESTMENT ADVISORY FEE AND EXPENSE LIMITATION.

              For all of the services rendered, facilities furnished and expenses paid or assumed as herein provided, the Series shall pay to JHLICO a fee, which fee shall, with respect to each Portfolio ("Fund"), be at the effective rate of:

       (a)    RESERVED

       (b)    RESERVED

       (c) For the Large Cap Growth B Fund (formerly "Large Cap Aggressive Growth Portfolio"):
              (i) 0.80% on an annual basis on the first $500,000,000 of the Current Net Assets of such Fund;
              (ii) 0.75% on an annual basis on the next $500,000,000 of the Current Net Assets of such Fund; and
              (iii) 0.70% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $1,000,000,000.

       (d)    For the Small Cap Value Fund (formerly "Small/Mid Cap Value
              -----------------------------------------------------------
              Portfolio"):
              ------------
              (i) 0.95% on an annual basis of the Current Net Assets of such Fund.

       (e)    For the Fundamental Value B Fund (formerly "Large Cap Value CORE
              ----------------------------------------------------------------
              Portfolio"):
              ------------
              (i) 0.95% on an annual basis on the first $25,000,000 of the Current Net Assets of such Fund;
              (ii) 0.85% on an annual basis on the next $25,000,000 of the Current Net Assets of such Fund; and
              (iii) 0.75% on an annual basis on the next $50,000,000 of the Current Net Assets of such Fund; and
              (iv) 0.65% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       (f)    RESERVED

       (g)    For the Fundamental Growth Fund (formerly "Fundamental Mid Cap
              --------------------------------------------------------------
              Growth Portfolio"):
              -------------------
              (i) 0.80% on an annual basis on the first $500,000,000 of the Current Net Assets of such Fund;
              (ii) 0.75% on an annual basis on the next $500,000,000 of the Current Net Assets of such Fund; and
              (iii) 0.70% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $1,000,000,000.

       (h)    For the Fundamental Value Fund (formerly "Large/Mid Cap Value
              -------------------------------------------------------------
              Portfolio"):
              ------------
              (i) 0.95% on an annual basis on the first $25,000,000 of the Current Net Assets of such Fund;
              (ii) 0.85% on an annual basis on the next $25,000,000 of the Current Net Assets of such Fund;
              (iii) 0.75% on an annual basis on the next $50,000,000 of the Current Net Assets of such Fund; and
              (iv) 0.65% on an annual basis of that portion of the Current Net Assets of such Fund in excess of $100,000,000.

       The fee shall be accrued daily and payable monthly as soon as possible after the last day of each calendar month.

       In the case of termination of this Agreement with respect to any Fund during any calendar month, the amount of the fee accrued to the date of termination shall be paid.

       "Current Net Assets" of any Fund for purposes of computing the amount of advisory fee accrued for any day shall mean that Fund's net assets for the most recent preceding day for which that Fund's net assets were computed.

       For any fiscal year in which the normal operating costs and expenses of any Fund of the Series, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of JHLICO exceed 0.10% of that Fund's average daily net assets, JHLICO will reimburse that Fund promptly after the end of the fiscal year in an amount equal to such excess. In the event of termination of this Agreement as of a date other than the last day of Series' fiscal year, JHLICO shall pay any Fund of Series the amount by which such expenses incurred by that Fund prior to the date of termination exceeds a pro rata portion of the expense limitation. Effective June 1, 2003, any fees pursuant to a plan adopted by the Trust under Rule 12b-1 ("Rule 12b-1 fees") under the 1940 Act that are chargeable to any class of a Fund's (Portfolio's) shares shall be excluded from the expenses that are reimbursable pursuant to this paragraph.

6. All other terms and provisions of the Agreement, as previously amended, shall remain unchanged and in full force and effect, including but not limited to, replacement of the phrase "John Hancock Mutual Life Insurance Company" with the phrase "John Hancock Life Insurance Company" and replacement of the phrase "JHMLICO" with the phrase "JHLICO" wherever shown in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and to take effect as of May 1, 2004.

ATTEST:                                  JOHN HANCOCK VARIABLE SERIES TRUST I


/s/ Arnold R. Bergman                    By:  /s/ Michele G. Van Leer
                                                 Michele G. Van Leer

                                         Title: Chairman & CEO

ATTEST:                                  JOHN HANCOCK LIFE INSURANCE COMPANY


/s/ Arnold R. Bergman                    By:  /s/ Michele G. Van Leer
                                                 Michele G. Van Leer
                                         Title:  Senior Vice President